SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                 Act of 1934

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    14a-6(e)(2))


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[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

               Select Advisors Trust A and Select Advisors Trust C
      ....................................................................
               (Name of Registrant/s as Specified In Its Charter)

      ....................................................................
           (Name of Person(s) Filing Proxy Statement if other than the
                                   Registrant)

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calculated and state how it was determined):

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                           TOUCHSTONE BALANCED FUND A
                      (a series of Select Advisors Trust A)
                                       and
                           TOUCHSTONE BALANCED FUND C
                     (a series of Select Advisors Trust C)
                                 311 Pike Street
                             Cincinnati, Ohio 45202

                            NOTICE OF SPECIAL MEETING

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Touchstone Balanced Fund A ("Fund A"), a separate series of Select Advisors Trust A ("Trust A" or a "Trust"), and Shareholders of Touchstone Balanced Fund C ("Fund C"), a separate series of Select Advisors Trust C ("Trust C" or a "Trust"), will be held on April 23, 1997, at 10:00 a.m., Eastern Daylight Time, at the offices of the Trusts, 311 Pike Street, Cincinnati, Ohio 45202. At the Meeting, Shareholders of Fund A and Shareholders of Fund C will each be asked to consider and vote upon the following:

               1. To approve or disapprove: (a) a new portfolio advisory agreement between Touchstone Advisors, Inc. (the "Advisor") and OpCap Advisors ("OpCap"), pursuant to which agreement OpCap will act as portfolio advisor (i.e., subadvisor) with respect to the assets of the Balanced Portfolio (the "Portfolio") of Select Advisors Portfolios, as described in the attached Proxy Statement (all of the investable assets of Fund A and Fund C are invested in the Portfolio); and (b) an amendment to the existing investment advisory agreement between Select Advisors Portfolios (on behalf of the Portfolio) and the Advisor, pursuant to which agreement the Advisor acts as investment advisor to the Portfolio, as described in the attached Proxy Statement.

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 14, 1997, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                           By Order of the Board of Trustees of each Trust


                           Susan C. Mosher
                           Secretary


Cincinnati, Ohio
April 4, 1997








                           TOUCHSTONE BALANCED FUND A
                     (a series of Select Advisors Trust A)
                                       and
                           TOUCHSTONE BALANCED FUND C
                      (a series of Select Advisors Trust C)
                                 311 Pike Street
                             Cincinnati, Ohio 45202

                                 PROXY STATEMENT


         This Proxy Statement is furnished by Select Advisors Trust A ("Trust A" or a "Trust") to the shareholders of its Touchstone Balanced Fund A (respectively, "Fund A Shareholders" and "Fund A"), and by Select Advisors Trust C ("Trust C" or a "Trust") to the shareholders of its Touchstone Balanced Fund C (respectively, "Fund C Shareholders" and "Fund C"), on behalf of each Trust's Board of Trustees. This Proxy Statement is being provided to you in connection with each Trust's solicitation of the accompanying proxy, to be voted at a Special Meeting of Shareholders of Fund A and Shareholders of Fund C (the "Meeting") to be held on April 23, 1997, at 10:00 a.m., Eastern Daylight Time, at the offices of the Trusts, 311 Pike Street, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund A Shareholders and Fund C Shareholders (collectively, the "Shareholders") on or about April 4, 1997.


         At the Meeting, Shareholders will be asked to consider and vote upon the following:

               1. To approve or disapprove: (a) a new portfolio advisory agreement between Touchstone Advisors, Inc. (the "Advisor") and OpCap Advisors ("OpCap"), pursuant to which agreement OpCap will act as portfolio advisor (i.e., subadvisor) with respect to the assets of the Balanced Portfolio (the "Portfolio") of Select Advisors Portfolios, as described in this Proxy Statement (all of the investable assets of Fund A and Fund C are invested in the Portfolio); and (b) an amendment to the existing investment advisory agreement between Select Advisors Portfolios (on behalf of the Portfolio) and the Advisor, pursuant to which agreement the Advisor acts as investment advisor to the Portfolio, as described in this Proxy Statement.

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The approval of the new investment advisory agreement with OpCap and the amendment to the existing investment advisory agreement with the Advisor are dependent upon each other and are being submitted to the Shareholders as one proposal.

         Fund A is a separate series of Trust A and Fund C is a separate series of Trust C. Trust A and Trust C are each a Massachusetts business trust. Fund A and Fund C (each a "Fund" and collectively the "Funds") each seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a separate series of the Select Advisors Portfolios, a New York master trust registered as an open-end diversified management investment company (the "Portfolio Trust"). The Advisor serves as the Portfolio Trust's investment advisor and each Trust's sponsor. The address of the Advisor is 311 Pike Street, Cincinnati, Ohio 45202. The Advisor, in its capacity as the Portfolio Trust's investment advisor, has engaged a number of portfolio advisors (i.e., subadvisors) to manage the separate portfolios of the Portfolio Trust. Harbor Capital Management Company, Inc. ("Harbor") and Morgan Grenfell Capital Management, Inc. ("Morgan Grenfell") are the two portfolio advisors currently engaged to manage investments of the Portfolio. The services provided to the Portfolio by Harbor and Morgan Grenfell will be terminated upon appointment of a new portfolio advisor. Touchstone Securities, Inc. serves as each Fund's principal underwriter and its address is 311 Pike Street, Cincinnati, Ohio 45202. Investors Bank & Trust Company ("Investors Bank") provides administrative, custodial and fund accounting services for each Trust and the Portfolio Trust and serves as transfer agent for the Portfolio Trust. The address of Investors Bank is 89 South Street, Boston, Massachusetts 02111.


         Shareholders are being asked to vote on the proposal described in this Proxy Statement because the Portfolio Trust, on behalf of the Portfolio, has requested that Portfolio investors (which include only the Funds) vote on such matters. With respect to the proposal, the entire interest that each Fund holds in the Portfolio will be voted in direct proportion to the votes cast by Shareholders of that Fund for and against such proposal at the Meeting. Shares not voted will, therefore, not affect the outcome at the Portfolio level. As of the close of business on March 14, 1997, there were 174,898.731 shares of Fund A outstanding and 172,020.646 shares of Fund C outstanding.


         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR the proposal and may vote in their discretion with respect to other matters not now known to either Trust's Board of Trustees that may be presented at the Meeting.

         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the respective Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

         The principal solicitation of proxies will be by mail, but they may be solicited by telephone, telegraph and personal contact by Trustees, officers and regular employees of the respective Trust. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Advisor and not by Fund A or Fund C, the Trusts, the Portfolio or OpCap.

            PROPOSAL TO APPROVE NEW PORTFOLIO ADVISORY AGREEMENT AND
               AMENDMENT TO EXISTING INVESTMENT ADVISORY AGREEMENT

PORTFOLIO ADVISORY AGREEMENT BETWEEN THE ADVISOR AND OPCAP

BACKGROUND

         As discussed in each Trust's Prospectus, each Fund is a Spoke(sm) fund within a type of two-tier, master/feeder mutual fund structure, referred to as a Hub and

                                        2






Spoke(R) structure.1 A fund in a Hub and Spoke structure, unlike other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a related portfolio. As spokes in a Hub and Spoke structure, each of Fund A and Fund C seeks to achieve its investment objective by investing all of its investable assets in the Portfolio.

         At the Meeting, Shareholders are being asked to approve a new portfolio advisory agreement for the Portfolio (the "New Portfolio Advisory Agreement") between the Advisor and OpCap. Except for the fee arrangement (which may result in an increase in fees paid by each Fund if either one of the conditions described below is met), and the addition of provisions regarding OpCap's expected use of an affiliated broker-dealer to execute transactions on behalf of the Portfolio (the "affiliated brokerage provisions"), the New Portfolio Advisory Agreement is identical in all substantive respects to the portfolio advisory agreement dated September 9, 1994, in effect between the Advisor and Harbor (the "Harbor Agreement"). Except for the fee arrangement (which may result in an increase in fees paid by each Fund if either one of the conditions described below is met), the affiliated brokerage provisions and the other differences noted under "New Portfolio Advisory Agreement" below, the New Portfolio Advisory Agreement is also identical in all substantive respects to the portfolio advisory agreement, dated September 9, 1994, in effect between the Advisor and Morgan Grenfell (the "Morgan Grenfell Agreement"). (The Harbor Agreement and the Morgan Grenfell Agreement are collectively referred to herein as the "Existing Portfolio Advisory Agreements".) A copy of the New Portfolio Advisory Agreement is set forth in Exhibit A to this Proxy Statement.


         Under the investment advisory agreement between the Portfolio Trust (on behalf of the Portfolio) and the Advisor, the Advisor at its expense may select, subject to the review and approval of the Portfolio Trust's Board of Trustees, a portfolio advisor or portfolio advisors to manage the investments of the Portfolio. The Portfolio Trust's Board of Trustees has selected OpCap as portfolio advisor to the Portfolio and has approved the New Portfolio Advisory Agreement, subject to approval by the investors in the Portfolio, to become effective on May 1, 1997. For information regarding OpCap that the Board of Trustees considered in making this selection, see "Information about OpCap."

         Approval of the New Portfolio Advisory Agreement would not result in any increase in advisory fees paid by either Fund because the Advisor will pay OpCap's portfolio advisory fee. However, approval of the amendment to the existing investment advisory agreement would result in an increase in the fees payable by the Portfolio Trust on behalf of the Portfolio (of which the Funds are the sole shareholders) to the Advisor, in part to offset any increased advisory fees being paid by the Advisor to OpCap. Thus, approval of the proposal could result in an increase in fees paid by each Fund if (1) an "expense cap" on each Fund's expenses (described below and currently in effect through March 31, 1998) is removed or (2) if the Fund's aggregate operating expenses are less than the expense cap for a given fiscal year.

--------
     1
         Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc. ("Signature"). The terms "Hub(sm)" and "Spoke(sm)" are service marks of Signature.

                                        3





         The affiliated brokerage provisions in the New Portfolio Advisory Agreement permit OpCap to place brokerage transactions with Oppenheimer Co., Inc. ("Opco"), an affiliate of OpCap. However, the New Portfolio Advisory Agreement provides that OpCap may effect securities transactions for the Portfolio only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (2) the Trustees of each Trust, including a majority of those Trustees who are not interested persons of the respective Trust, have adopted procedures pursuant to Rule 17e-1 under the Investment Company Act of 1940 (the "1940 Act") for determining the permissible level of such commissions. Each Board of Trustees has previously adopted such procedures. Therefore, OpCap's expected use of Opco to execute transactions on behalf of the Portfolio should not result in an increase in brokerage commissions paid by the Portfolio.

EXISTING PORTFOLIO ADVISORY AGREEMENTS


         Harbor and Morgan Grenfell each serves as a portfolio advisor for a portion (65.8% and 34.2%, respectively, as of December 31, 1996) of the assets of the Portfolio under the Existing Portfolio Advisory Agreements. Harbor manages the equity portion of the Portfolio while Morgan Grenfell manages the fixed income portion. The Existing Portfolio Advisory Agreements were approved by the initial investors in each Fund on September 1, 1994 and were last approved by each Trust's Trustees, including the Trustees who were not "interested persons", on December 19, 1996.


         Under the Harbor Agreement, Harbor is entitled to receive from the Advisor a fee for its services equal to the following percentages of the average daily net assets of the Portfolio managed by Harbor: 0.50% of the first $75 million, 0.40% of the next $75 million, and 0.30% thereafter. Under the Morgan Grenfell Agreement, Morgan Grenfell is entitled to receive from the Advisor a fee for its services equal to the following percentages of the average daily net assets of the Portfolio managed by Morgan Grenfell: 0.35% of the first $40 million and 0.30% thereafter. At December 31, 1996, net assets of the Portfolio under Harbor's management and Morgan Grenfell's management were $2,650,700 and $1,379,092, respectively. For the fiscal year ended December 31, 1996, the Portfolio paid fees of $10,924 and $4,387 to Harbor and Morgan Grenfell, respectively.

NEW PORTFOLIO ADVISORY AGREEMENT


         The New Portfolio Advisory Agreement was approved (subject to approval by the Shareholders) by each Trust's Trustees, including the Trustees who were not "interested persons", on February 14, 1997. The terms of the New Portfolio Advisory Agreement are substantially identical to the terms of the Harbor
Agreement,   except  for  the  fee  arrangement  and  the  affiliated  brokerage provisions. The terms of the New Portfolio Advisory Agreement are also substantially identical to the Morgan Grenfell Agreement, except as follows: (1) Each agreement has a different fee arrangement. (2) The New Portfolio Advisory Agreement contains the affiliated brokerage provisions. (3) The Morgan Grenfell Agreement provides that the Advisor will indemnify Morgan Grenfell under certain circumstances, while the New Portfolio Advisory Agreement has no indemnification clause. (4) The New Portfolio Advisory Agreement states that OpCap (the "Portfolio Advisor") may pay a broker or


                                        4





dealer who provides research services to the Portfolio a commission for effecting a portfolio transaction higher than the commission another broker or dealer would have charged if, in addition to the satisfaction of other conditions, the Portfolio derives or will derive a significant benefit from such research services (a "significant benefit clause"). The Morgan Grenfell Agreement does not contain a significant benefit clause. The description of the New Portfolio Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

         Under the New Portfolio Advisory Agreement, the Portfolio Advisor will manage the investment and reinvestment of both the fixed income and equity assets of the Portfolio, subject to and in accordance with the investment objectives, policies and restrictions of the Portfolio and any directions which the Advisor or the Portfolio Trust's Board of Trustees may give from time to time with respect to the Portfolio. In this regard, the Portfolio Advisor will make all determinations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities. In addition, the Portfolio Advisor will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities will be exercised. The Portfolio Advisor will render regular reports to the Portfolio Trust's Board of Trustees, to the Advisor and to any advisor(s) that the Advisor engages to assist it in evaluating the Portfolio Advisor's performance and activities.

         The New Portfolio Advisory Agreement states that the Portfolio Advisor's primary objective when placing orders with brokers and dealers will be to obtain the most favorable price and execution available for the Portfolio. In placing such orders the Portfolio Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Portfolio (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved, and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Portfolio Advisor is specifically authorized, to the extent authorized by law, to pay a broker or dealer who provides research services to the Portfolio Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer. However, such payment is permissible only if the Portfolio Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and that the Portfolio derives or will derive a reasonably significant benefit from such research services.

         The New Portfolio Advisory Agreement will continue in effect until May 1, 1998, and it will continue thereafter provided that such continuance is specifically approved by the Advisor and the Portfolio Advisor and, in addition, at least annually by (1) the vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Portfolio Trust's Board of Trustees and (2) by the vote of a majority of the Trustees of the Portfolio Trust who are not parties to the New Portfolio Advisory Agreement or

                                        5





interested persons of either the Advisor or the Portfolio Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         The New Portfolio Advisory Agreement may be terminated at any time, without payment of any penalty, (1) by the Advisor, by the Portfolio Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio, in any such case upon at least 60 days' prior written notice to the Portfolio Advisor, and (2) by the Portfolio Advisor upon at least 60 days' prior written notice to the Advisor and the Portfolio Trust. The New Portfolio Advisory Agreement terminates automatically in the event of its assignment.

         The New Portfolio Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Portfolio Advisory Agreement on the part of the Portfolio Advisor, the Portfolio Advisor will not be subject to liability to the Advisor, the Portfolio Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services under the New Portfolio Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Advisor pays the fees earned by the Portfolio Advisor with respect to its management of the Portfolio's assets. As compensation for its services, the Portfolio Advisor will be paid a monthly fee equal on an annual basis to 0.60% of the first $20 million of average daily net assets of the Combined Portfolios (as hereinafter defined), 0.50% of the next $30 million of average daily net assets of the Combined Portfolios, and 0.40% thereafter. "Combined Portfolios" means the combined assets of the Portfolio and the Balanced Portfolio of the Select Advisors Variable Insurance Trust, for which portfolio the Portfolio Advisor will also act as investment advisor.

INFORMATION ABOUT OPCAP

         OpCap is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $50.6 billion in assets under management on January 31, 1997. Oppenheimer Financial Corp. ("Opfin"), a holding company, is a 1.0% general partner of OpCap. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest.

         On February 13, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. ("TAG"), will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million in convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain

                                        6





circumstances. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap.

         The principal business address of OpCap, Oppenheimer Capital and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap would not change following the Transaction. Joseph La Motta is Chairman of Oppenheimer Capital and OpCap. George Long is President of Oppenheimer Capital and Bernard
H. Garil is President of OpCap.


         Alan Gutmann will be primarily responsible for the day-to-day investment management of the equity portion of the Portfolio and Matthew Greenwald will be primarily responsible for the day-to-day investment management of the fixed-income portion of the Portfolio. Mr. Gutmann joined Oppenheimer in 1991 and is Vice President. Mr. Greenwald joined Oppenheimer in 1989 and is a Vice President.

         Please refer to Exhibit B to this Proxy Statement, which identifies all investment companies which have investment objectives similar to those of the Portfolio and the Funds and for which OpCap acts as investment sub-advisor or advisor. Exhibit B also provides the fees charged such investment companies by OpCap, and the size of each such investment company.


EFFECTS OF THE TRANSACTION


         Upon consummation of the Transaction, Oppenheimer Capital and OpCap will be controlled by PIMCO Advisors. PIMCO Advisors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap to serve as an investment adviser or subadviser will not be affected by the Transaction; and that Oppenheimer Capital and OpCap will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO Advisors has further advised OGI that it currently anticipates that the Transaction will not affect the ability of Oppenheimer Capital and OpCap to fulfill their obligations under their investment advisory or subadvisory agreements.


EFFECTS OF TRANSACTION ON NEW PORTFOLIO ADVISORY AGREEMENT

         As required by the 1940 Act, the New Portfolio Advisory Agreement provides for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. If the Transaction is consummated, it will give rise to an "assignment" of the New Portfolio Advisory Agreeement and thus its termination.

         If the Transaction is consummated and the New Portfolio Advisory Agreement is terminated as a result, the Advisor and OpCap intend to enter into an amendment (the "Transaction Amendment") to the New Portfolio Advisory Agreement. The Transaction Amendment will not change any of the terms of the New Portfolio Advisory Agreement, except for the effective and termination dates.

         The Transaction Amendment will be submitted for approval to each Trust's Board of Trustees, including the Trustees who are not "interested persons." The Transaction Amendment must also be approved by the vote of a "majority of the outstanding voting securities" (as defined under "Required Vote and Trustees' Recommendation" below) of each Fund. To avoid the expense of another proxy solicitation and meeting of each Fund's Shareholders, the vote of the Shareholders of each Fund on the New Portfolio Advisory Agreement will be deemed to be a vote on the Transaction Amendment. Thus, upon consummation of the Transaction and approval of the Transaction Amendment by each Trust's Board of Trustees, the Transaction Amendment will become effective without any additional vote of the Shareholders.

                                        7







INFORMATION CONCERNING PIMCO ADVISORS


         PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

         PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Transaction own a majority of the voting stock of TAG which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

         PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

         PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

         The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

         Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

                                        8






         PIMCO Advisors, OpCap, OGI and Oppenheimer Capital have agreed to comply and use all commercially reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of an interest in such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the Board of Trustees or Directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transaction occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the Transaction. Neither Trust's Board of Trustees presently includes any "interested persons" of OpCap or PIMCO Advisors. It is anticipated that each Trust will comply with or be exempt from the 75% requirement for the three-year period after the consummation of the Transaction. In connection therewith, an application requesting exemption from the 75% requirement will be filed with the Securities and Exchange Commission. There can be no assurance that such exemption will be granted.


                                        9




TRUSTEES' CONSIDERATION


         The Board of Trustees of each Trust believes that the terms of the New Portfolio Advisory Agreement are fair to, and in the best interest of, the Portfolio, the Portfolio Trust, Trust A and Trust C and the Shareholders of Fund A and Fund C. Each Trust's Board of Trustees, including the non-interested
Trustees of each Trust voting separately, recommends approval by the Shareholders of the New Portfolio Advisory Agreement between OpCap and the Advisor. In making this recommendation, the Trustees considered the efficiency of having only one portfolio advisor manage both the equity and fixed income components of the Portfolio, rather than the existing two. The Trustees then reviewed the nature and quality of the proposed services to be provided by OpCap to the Portfolio, OpCap's past performance record with respect to balanced accounts, the scope of OpCap's portfolio management activities, OpCap's investment philosophy and process, and the quality of OpCap's capabilities generally. The Trustees also examined the background and experience of the various officers and managers of Oppenheimer Capital, especially those who would have direct involvement in the Portfolio's management. Fees charged by entities providing services comparable to those of OpCap were also considered.


         After a comprehensive review of the matter, the Board of Trustees of each Trust concluded that the Portfolio should receive investment advisory services under the New Portfolio Advisory Agreement equal or superior to those it currently receives under the Existing Portfolio Advisory Agreements.

AMENDMENT TO EXISTING INVESTMENT ADVISORY AGREEMENT

BACKGROUND

         At the Meeting, Shareholders are being asked to approve an amendment (the "Amendment") to the investment advisory agreement (the "Investment Advisory Agreement"), dated September 9, 1994, between the Portfolio Trust, on behalf of the Portfolio, and the Advisor. The Amendment makes no change to the Investment Advisory Agreement except to increase the fee paid to the Advisor by the Portfolio Trust, on behalf of the Portfolio. Since Fund A and Fund C are the sole shareholders of the Portfolio, the Funds and ultimately Shareholders of the Funds would bear the expense of the increased fee. However, a "cap" has been placed on each Fund's expenses by the Advisor (currently effective through March 31, 1998). Unless the expense cap is removed or unless a Fund's aggregate operating expenses are less than the expense cap for a given fiscal year, the impact of the proposed increase in advisory fees is eliminated with respect to a Fund's shareholders. (See

                                       10





footnote 1 set forth in "The Amendment" below for further information regarding the expense cap.) A copy of the Investment Advisory Agreement and the Amendment is set forth in Exhibit C to this Proxy Statement.

THE INVESTMENT ADVISORY AGREEMENT


         The Investment Advisory Agreement was approved by the initial investors in each Fund on September 1, 1994, and was last approved by each Trust's Board of Trustees, including the Trustees who were not "interested persons", on December 19, 1996. Under the Investment Advisory Agreement, the Advisor manages the investment and reinvestment of the Portfolio's assets. In fulfilling this obligation, the Advisor may engage separate portfolio advisors, such as OpCap, to make all determinations with respect to the investment of the Portfolio's assets, and to effect the purchase and sale of portfolio securities. The Investment Advisory Agreement provides that services by a portfolio advisor will also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. Under the Investment Advisory Agreement, the Advisor causes each portfolio advisor to render regular reports to the Portfolio Trust's Board of Trustees.

         The Investment Advisory Agreement continues in effect until December 31, 1997, and it will continue thereafter provided that such continuance is specifically approved by the Portfolio Trust and the Advisor and, in addition, at least annually by (1) the vote of holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Portfolio Trust's Board of Trustees, and (2) by the vote of a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Advisory Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.


         The Investment Advisory Agreement may be terminated at any time, with respect to the Portfolio, without payment of any penalty, (1) by the Portfolio Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Advisor and (2) by the Advisor upon 60 days' prior written notice to the Portfolio Trust.

         The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Investment Advisory Agreement on the part of the Advisor, the Advisor will not be subject to liability to the Portfolio Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. Under certain circumstances, the Portfolio Trust will indemnify the Advisor against losses, claims, damages, liabilities or expenses resulting from acts or omissions of the Portfolio Trust.

         The Investment Advisory Agreement states that the Portfolio Trust pays to the Advisor, as compensation for its services as investment advisor, a fee that is equal on an annual basis to 0.70% of the average daily net assets of the Portfolio.



                                       11





THE AMENDMENT

         The Amendment was approved by each Trust's Board of Trustees, including the Trustees who were not "interested persons," on February 14, 1997. The Amendment proposes only to increase the fee paid by the Portfolio Trust, on behalf of the Portfolio, to the Advisor. If adopted, the Amendment would increase the fee on an annual basis from 0.70% of average daily net assets of the Portfolio to 0.80% of average daily net assets of the Portfolio. The Amendment would not change the Investment Advisory Agreement in any other respect.

                           --------------------------

         For the fiscal year ended December 31, 1996, the following table provides (1) the aggregate operating expenses of Fund A and the Portfolio, and
(2) the aggregate operating expenses of Fund C and the Portfolio, each expressed as a percentage of average daily net assets of the relevant Fund. The table considers both the current advisory fee paid to the Advisor and the proposed increased advisory fee.

                                                    ANNUAL OPERATING EXPENSES

                                         FUND A                                      FUND C
                                         ------                                      ------
                               CURRENT FEES  PROPOSED FEES                  CURRENT FEES  PROPOSED FEES
                               ------------  -------------                  ------------  -------------
Advisors Fee                       0.70%              0.80%                    0.70%                0.80%

Rule 12b-1 Fees                    0.25%              0.25%                    1.00%                1.00%

Other Expenses(1)
 (after waiver and
  reimbursement)                   0.40%             0.30%                     0.40%                0.30%
                                   -----             -----                     -----                -----

Total Operating Expenses(1)
 (after waiver and
 reimbursement)                    1.35%             1.35%                     2.10%                2.10%
                                   =====             =====                     =====                =====


-----------
(1) The "Total Operating Expenses" charged to each Fund and the Portfolio will not exceed the percentages listed above. The Advisor, in its capacity as sponsor of each Trust, has agreed to waive or reimburse certain of the Operating Expenses of each Fund and the Portfolio (as used herein, "Operating Expenses" includes amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) such that, after such waivers or reimbursements, the aggregate Operating Expenses of each Fund and the Portfolio will not exceed on an annual basis the "Total Operating Expenses" listed above (the "Expense Caps"). An Expense Cap may be terminated with respect to a Fund by the Advisor, in its capacity as sponsor, as of the end of any calendar quarter after December 31, 1997, by giving at least 30 days prior written notice, and the sponsor agreement will terminate with respect to a Trust if the Advisor (or an affiliate that has assumed such obligations) ceases to be the sponsor of such Trust or the Advisor of the Portfolio Trust. For the year ended December 31, 1996, without the Expense Caps and assuming current fees, "Other Expenses" and "Total Operating Expenses" would have been (i) 5.71% and 6.66% for Fund A and the Portfolio, and


                                       12





(ii) 6.09% and 7.79% for Fund C and the Portfolio. For the year ended December 31, 1996, without the Expense Caps and assuming proposed fees, "Other Expenses" and "Total Operating Expenses" would have been (i)5.71% and 6.76% for Fund A and the Portfolio, and (ii) 6.09% and 7.89% for Fund C and the Portfolio.

                           --------------------------

         Based on expenses incurred for the year ended December 31, 1996, an investor would pay the expenses set forth in the table below on a $1,000 investment, assuming (1) a 5% annual return, (2) the total operating expense ratio set forth in the immediately preceding chart, and (3) redemption at the end of each time period. The table considers both the current advisory fee paid to the Advisor and the proposed increased advisory fee.

                                            FUND A                                               FUND C
                                            ------                                               ------
                           CURRENT FEES              PROPOSED FEES              CURRENT FEES              PROPOSED FEES
                           ------------              -------------              ------------              -------------
          1 Year         $70                               $70                      $31                       $31
          3 Years        $98                               $98                      $66                       $66
          5 Years       $127                              $127                     $113                      $113
         10 Years       $211                              $211                     $243                      $243

INFORMATION ABOUT THE ADVISOR


         The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company, located at 400 Broadway, Cincinnati, Ohio 45202. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. As of December 31, 1996, the Advisor had assets under management of $169.3 million. For the fiscal year ended December 31, 1996, the Advisor received $24,065 from the Portfolio Trust (on behalf of the Portfolio) for its services as investment advisor. Had the Amendment been in effect for that period, the Advisor would have received $27,503 from the Portfolio Trust (on behalf of the Portfolio) for its services as investment advisor (an increase of 14.3% over the amount actually received).

         For the fiscal year ended December 31, 1996, the Advisor waived all fees for its services as sponsor to each Trust. If such fees had not been waived, Trust A, on behalf of Fund A, and Trust C, on behalf of Fund C, would have paid the Advisor, for its role as sponsor, $14,657 and $11,408 respectively. Whether or not the Amendment is approved by Shareholders, the Advisor will continue as Sponsor to each Trust.


            PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISOR

                                            POSITIONS AND OFFICES
                                            ---------------------
         NAME AND ADDRESS*                  WITH TOUCHSTONE ADVISORS                    PRINCIPAL OCCUPATION
         -----------------                  ------------------------                    --------------------

         James N. Clark*                    Director                                    Executive Vice President,
                                                                                        The Western and Southern
                                                                                        Life Insurance Company
         Edward G. Harness, Jr.             Director, President and
                                            Chief Executive Officer                     same



                                       13





         William F. Ledwin*                 Director                                    Senior Vice President,
                                                                                        The Western and Southern
                                                                                        Life Insurance Company

         Donald J. Wuebbling*               Director, Secretary
                                            and Chief Legal Officer                     same

         Edward S. Heenan*                  Vice President and Controller               same

         Brian Manley                       Vice President and Chief
                                            Financial Officer                           same

         Richard K. Taulbee*                Vice President                              same

         Patricia Wilson                    Chief Compliance Officer                    same

         Robert F. Morand*                  Assistant Secretary                         Attorney,
                                                                                        The Western and Southern
                                                                                        Life Insurance Company

         Robert A. Dressman*                Assistant Treasurer                         Attorney,
                                                                                        The Western and Southern
                                                                                        Life Insurance Company

         Timothy D. Speed*                  Assistant Treasurer                         Assistant Vice President,
                                                                                        The Western and Southern
                                                                                            Life Insurance Company

------------------
*Principal business address is 400 Broadway, Cincinnati, Ohio 45202

TRUSTEES' CONSIDERATION

         The Board of Trustees of each Trust believes that the terms of the Amendment are fair to, and in the best interest of, the Portfolio, the Portfolio Trust, Trust A and Trust C and the Shareholders of Fund A and Fund C. Each Trust's Board of Trustees, including the non-interested Trustees of each Trust voting separately, recommends approval by the Shareholders of the Amendment. In making this recommendation, the Trustees considered the nature and quality of the services that the Advisor has provided to the Portfolio, the fees charged by investment advisors providing services comparable to those of the Advisor and the fees that would be charged to the Advisor by OpCap, if it is selected as a portfolio advisor. After consideration of the matter, the Board of Trustees of each Trust concluded that the fee increase proposed in the Amendment was appropriate.

                    REQUIRED VOTE AND TRUSTEES RECOMMENDATION

         At the Meeting, the Shareholders of each Fund will vote on the proposal including the proposed New Portfolio Advisory Agreement and the proposed Amendment. Trust A and Trust C will then vote the securities of the Portfolio held by Fund A and Fund C, respectively, in accordance with that Fund's Shareholder vote at the Meeting. Each Trust will cast all of the respective Fund's votes on the Amendment in the same proportion as the votes of that Fund's Shareholders cast at the Meeting on this matter. The percentage of a Fund's interest in the Portfolio that represents such Fund's Shareholders not voting at the Meeting will be voted for or against the Amendment in the same proportion as those cast by such Fund's Shareholders who do vote.

         The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, which are held in part by Fund A and the remainder

                                       14





by Fund C, is required to approve the proposal. "Majority of the outstanding voting securities" of the Portfolio for this purpose under the 1940 Act means the lesser of (1) 67% of the securities of the Portfolio present, if more than 50% of the outstanding securities of the Portfolio are represented and voting, or (2) more than 50% of such outstanding securities.

         If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the meeting for quorum purposes but not entitled to vote with respect to the proposal and thus will also have the effect of a negative vote on the proposal.


         Each Shareholder vote for or against the proposal is effectively a vote for or against three separate but interdependent matters: (1) the proposed New Portfolio Advisory Agreement with OpCap, (2) the Transaction Amendment to be effective upon consummation of the transaction involving OpCap and PIMCO Advisors, and (3) the proposed Amendment to the Investment Advisory Agreement with the Advisor. These matters are being presented to the Shareholders as one proposal because they are interdependent, such that the failure of any one part of the proposal would render the other two parts moot. Accordingly, if a Shareholder disagrees with any part of the proposal, the Shareholder should vote against the proposal. Western-Southern Life Assurance Company owns more than 50% of the outstanding voting securities of each Fund and has indicated that it intends to vote for the proposal.


EACH TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         As of February 4, 1997, the following persons were beneficial owners of more than 5% of the outstanding shares of Fund A:

                                                              Amount and Nature of
         Name and Address of Beneficial Owner                 Beneficial Ownership                        Percent of Class
         ------------------------------------                 --------------------                        ----------------
         Western-Southern Life                                         113,849                                     68.67%
         Assurance Company
         400 Broadway
         Cincinnati, Ohio  45202


         As of February 4, 1997, the following persons were beneficial owners of more than 5% of the outstanding shares of Fund C:

                                                              Amount and Nature of
         Name and Address of Beneficial Owner                 Beneficial Ownership                        Percent of Class
         ------------------------------------                 --------------------                        ----------------

         Western-Southern Life                                         112,238                                     70.16%
         Assurance Company
         400 Broadway
         Cincinnati, Ohio  45202

         J. Philip Carter, Trustee                                       8,479                                      5.30%
         Holiday, Florida 34690



                                       15






         To the knowledge of the Trusts, no other Shareholder beneficially owned more than 5% of the outstanding shares of Fund A or Fund C as of February 4, 1997.

         As of February 4, 1997, the Trustees and officers of Trust A and Trust C as a group beneficially owned less than 1% of the outstanding shares of Fund A and Fund C, respectively.


                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trusts' management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PORTFOLIO TRANSACTIONS


         The Portfolio does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of either Fund may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with the Trusts, the Portfolio Trust or the Advisor. OpCap will place brokerage transactions with Opco, an affiliate of OpCap. Opco may be a major recipient of brokerage commissions paid by the Portfolio.


SHAREHOLDER PROPOSALS

         The Meeting is a special meeting of Shareholders. Neither the Trusts nor the Portfolio Trust is required to, nor do any of them intend to, hold regular annual meetings of its shareholders or interest holders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the respective Trust or the Portfolio Trust, as the case may be.

REPORTS TO SHAREHOLDERS

         Each Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the respective Fund on request within three business days of the request. Requests for such reports should be made by telephone by calling (800) 669-2796 (press 3) or in writing to the respective Trust, 311 Pike Street, Cincinnati, Ohio 45202.


OPCAP AND PIMCO ADVISORS INFORMATION

         All information contained in this Proxy Statement about OpCap and the Transaction has been provided by OpCap, and all information contained in this Proxy Statement about PIMCO Advisors has been provided by PIMCO Advisors.






                                       16




IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 By Order of the Board of Trustees of each Trust



                                 Susan C. Mosher
                                 Secretary



April 4, 1997
Cincinnati, Ohio


                                       17



                                    EXHIBIT A

                          PORTFOLIO ADVISORY AGREEMENT

                           SELECT ADVISORS PORTFOLIOS
                               BALANCED PORTFOLIO


         This PORTFOLIO ADVISORY AGREEMENT is made as of the ____ day of ________, 1997, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and OpCap Advisors (the "Portfolio Advisor"), a subsidiary of Oppenheimer Capital, a Delaware general partnership.

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Select Advisors Portfolios (the "Trust"), a New York trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") to provide investment advisory services to the Balanced Portfolio (herein the "Portfolio"); and

         WHEREAS, the Portfolio Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Advisor desires to retain the Portfolio Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Portfolio, and the Portfolio Advisor is willing to furnish such services to the Advisor and the Portfolio;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE PORTFOLIO ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Portfolio Advisor to manage the investment and reinvestment of those assets of the Portfolio allocated to it by the Advisor (the "Portfolio Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Portfolio Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Portfolio Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Portfolio Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Portfolio.

         2. DUTIES OF THE PORTFOLIO ADVISOR. The Portfolio Advisor will provide the following services and undertake the following duties:

                  a. The Portfolio Advisor will manage the investment and reinvestment of the assets of the Portfolio Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Portfolio and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Portfolio. In furtherance of the foregoing, the Portfolio Advisor will make all determinations with respect to the investment of the assets of the Portfolio and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Portfolio Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Portfolio Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to RogersCasey Consulting, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Portfolio Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Portfolio and the Portfolio Advisor as the Trust, the Advisor or RogersCasey Consulting, Inc. shall from time to time request.

                  b. The Portfolio Advisor shall provide support to the Advisor with respect to the marketing of the Portfolio, including but not limited to: (i) permission to use the Portfolio Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Portfolio Advisor as the same is applicable to the Portfolio, and (iii) access to the individual(s) responsible for day-to-day management of the Portfolio for marketing conferences, teleconferences and other activities involving the promotion of the Portfolio, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Portfolio Advisor and individual manager(s), and (v) permission to use the names of clients to which the Portfolio Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

                  c. The Portfolio Advisor will, in the name of the Portfolio, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Portfolio Advisor will create and maintain all necessary brokerage records of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Portfolio Advisor's primary objective shall be to obtain the most favorable price and execution available for the Portfolio, and in placing such orders the Portfolio Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Portfolio (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Portfolio Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to pay a broker or dealer who provides research services to the Portfolio Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Portfolio Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Portfolio Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Portfolio derives or will derive a reasonably significant benefit from such research services. The Portfolio Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  d. The Advisor recognizes that, subject to the foregoing provisions of this Section 2, Oppenheimer Co. Inc. ("Opco"), an affiliate of the Portfolio Advisor, will act as the regular broker for the portfolio so long as it is lawful for it so to act and that Opco may be a major recipient of brokerage commissions paid by the portfolio. Opco may effect securities transactions for the portfolio only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (2) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the 1940 Act for determining the permissible level of such commissions.

                  e. The Advisor understands that (i) when orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Portfolio Advisor or its affiliates, the transactions generally will be executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first, (ii) although all orders placed on behalf of the Portfolio will be considered free trades, having an order placed first in the market does not necessarily guarantee the most favorable price, and (iii) purchases will be combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned.


                  f. In the event of any reorganization or other change in the Portfolio Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Portfolio Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  g. The Portfolio Advisor will bear its expenses of providing services to the Portfolio pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  h. The Portfolio Advisor will manage the Portfolio Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.


         3.       COMPENSATION OF THE PORTFOLIO ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Portfolio Advisor, the Advisor will pay to the

         Portfolio Advisor a monthly fee equal on an annual basis to 0.60% of the first $20 million of the average daily net assets of the Combined Portfolios, 0.50% of such average daily net assets in excess of $20 million and up to $50 million and 0.40% of such average daily net assets in excess of $50 million.

                  b. "Combined Portfolios," for purposes of this Section 3, means the combined assets of the Portfolio and the Balanced Portfolio of the Select Advisors Variable Trust, to which portfolio the Portfolio Advisor also acts as investment advisor.

                  c. The fee of the Portfolio Advisor hereunder shall be computed and accrued daily. If the Portfolio Advisor serves in such capacity for less than the whole of any period specified in Section 3a, the fee to the Portfolio Advisor shall be prorated. For purposes of calculating the Portfolio Advisor's fee, the daily value of the net assets of the Combined Portfolios shall be computed by the same method as the Trust and the Select Advisors Variable Insurance Trust use, respectively, to compute the net asset value of each such Portfolio for purposes of purchases and redemptions of interests thereof.

                  d. The Portfolio Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE PORTFOLIO ADVISOR. It is understood that the Portfolio Advisor may perform investment advisory services for various other clients, including other investment companies. The Portfolio Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Portfolio Advisor, (ii) the nature and amount of transactions affecting the Portfolio that involve the Portfolio Advisor and affiliates of the Portfolio Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Portfolio and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Portfolio, the Portfolio's performance, the services provided by the Portfolio Advisor to the Portfolio as compared to its other accounts and the plans of, and the capability of, the Portfolio Advisor with respect to providing future services to the Portfolio and its other accounts. At least annually, the Portfolio Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Portfolio Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Portfolio and its other clients.

         It is understood that the Portfolio Advisor may become interested in the Trust as an interest holder or otherwise.

         The Portfolio Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Portfolio Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.


         Nothing in this Agreement shall prevent the Portfolio Advisor, any parent, subsidiary or affiliate, or any director or officer thereof, from acting as investment advisor for any other person, firm, or corporation, and shall not in any way limit or restrict the Portfolio Advisor or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or commodities for its or their own account or for the account of others for whom it or they may be acting, if such activities will not adversely affect or otherwise impair the performance by the Portfolio Advisor of its duties and obligations under this Agreement. The Portfolio Advisor will (i) supply to the Advisor, upon the execution of this Agreement, with a true copy of its currently effective Code of Ethics and policies regarding insider trading and (ii) thereafter supply to Advisor copies of any amendments to or restatements of such Code of Ethics or insider trading policies, and (iii) report to the Board of Trustees not less often than quarterly with respect to any violations of such Code of Ethics or insider trading policies by persons covered thereby to the extent that such violations involve the assets or activities of the Portfolio.


         5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Portfolio Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Portfolio Advisor; provided, however, that the Portfolio Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Portfolio Advisor shall not use the name of the Advisor or the Trust in any material relating to the Portfolio Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Portfolio Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. LIMITATION OF LIABILITY OF THE PORTFOLIO ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Portfolio Advisor, the Portfolio Advisor shall not be subject to liability to the Advisor, the Trust or to any holder of an interest in the

Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Portfolio Advisor" shall include the Portfolio Advisor and/or any of its affiliates and the directors, officers and employees of the Portfolio Advisor and/or any of its affiliates.

         7. LIMITATION OF TRUST'S LIABILITY. The Portfolio Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Portfolio Advisor agrees that (i) the Trust's obligations to the Portfolio Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited, in any event to the assets of the Portfolio and (ii) the Portfolio Advisor shall not seek satisfaction of any such obligation from the holders of interests in the Portfolio nor from any Trustee, officer, employee or agent of the Trust.

         8. FORCE MAJEURE. The Portfolio Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Portfolio Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         9. RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of 12 months from the date hereof; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Portfolio or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Portfolio Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio, in any such case upon not less than 60 days' prior written notice to the Portfolio Advisor and (ii) by the Portfolio Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Portfolio affected by such change.

                  d. The terms "assignment," "interested persons" and "majority" of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Portfolio Advisor shall be 225 Liberty Street, 16th Floor, New York, New York 10281.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                          TOUCHSTONE ADVISORS, INC.


                                          BY _____________________________
                                              Edward G. Harness, Jr.
                                              President

Attest:


-------------------------

             Secretary







                                        OPPENHEIMER CAPITAL _____________


                                        BY _____________________________
                                               Name, President

Attest:


-------------------------
             Secretary


0383878.02

                                    EXHIBIT B


         The registered investment companies listed below are managed by OpCap Advisors and have similar investment objectives to the Portfolio and the Funds:


FUND                                  APPROXIMATE NET ASSETS               ADVISORY FEE RATE
----                                  ----------------------               -----------------
                                      (AS OF 3/17/97)
                                      ---------------
Oppenheimer Quest                     $2,632,362,436                       1.0% on the first $400 million;
Opportunity Value Fund1                                                    .90% on the next $400 million;
                                                                           .85% of net assets in excess of
                                                                           $800 million

Oppenheimer Quest Growth              $    2,726,176                       .85% of net assets
& Income Value Fund1


Enterprise Accumulation               $2,108,010,440                       .40% on the first $1 billion; .30%
Trust:                                                                     on assets over $1 billion(2)
Managed Portfolio

Enterprise Group of Funds             $  249,013,537                       .40% on the first $100 million;
Managed Portfolio                                                          .30% on assets in excess of $100
                                                                           million(3)


Endeavor Series Trust:                $    4,518,408                       .40%(4)
Opportunity Value
Portfolio


OCC Accumulation Trust:               $  214,452,435                       .80% on the first $400 million;
Managed Portfolio                                                          .75% on the next $400 million;
                                                                           .70% of net assets in excess of
                                                                           $800 million(5)

WNL Series Trust:
Elite Value Asset                     $    2,756,931                       .40%(6)
Allocation Portfolio


1 With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund as of November 22, 1995 (the





"base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

2This fee is for investment advisory services only. Management services are provided to the portfolios by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of the portfolio.

3This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of
 .75% of the average daily net assets of the portfolio.

4This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of
 .80% of average daily net assets of the portfolio. OpCap Advisors has agreed to waive its fee until the assets of the portfolio are $25 million or until six months after the inception date of the portfolio.

5OpCap Advisors has agreed to waive its fee and reimburse expenses so that operating expenses (net of any expense offsets) do not exceed 1.25% of the portfolio's average daily net assets and on a voluntary basis, until December 31, 1997, so that expenses do not exceed 1.00% of the portfolio's average daily net assets..

6This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of
 .65% of the average daily net assets of the portfolio.












                                    EXHIBIT C

                          INVESTMENT ADVISORY AGREEMENT


INVESTMENT ADVISORY AGREEMENT, dated as of ________________, 1994, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and SELECT ADVISORS PORTFOLIOS, a New York master trust created pursuant to a Declaration of Trust dated February 7, 1994, as amended from time to time (the "Trust").

         WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

         WHEREAS, interests in the Trust are divided into separate subtrusts (each, along with any subtrust which may in the future be established, a "Portfolio"); and

         WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

         WHEREAS, the Advisor is an investment Advisor registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE ADVISOR. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of each Portfolio subject to the control and direction of the Trust's Board of Trustees, for the period on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. OBLIGATIONS AND SERVICES TO BE PROVIDED BY THE ADVISOR. In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more subadvisors for any Portfolio. Any agreement between the Advisor and a subadvisor shall be subject to the renewal, termination and amendment provisions of paragraph 10 hereof. The Advisor undertakes to provide the following services and to assume the following obligations:






                                            a)  The  Advisor   will  manage  the
                           investment and reinvestment of the assets of each Portfolio, subject to and in accordance with the respective investment objectives and policies of each Portfolio and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor may engage separate investment advisors ("Portfolio Advisor(s)") to make all determinations with respect to the investment of the assets of each Portfolio, to effect the purchase and sale of portfolio securities and to take such steps as may be necessary to implement the same. Such determination and services by each Portfolio Advisor shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Advisor shall, and shall cause each Portfolio Advisor to, render regular reports to the Trust's Board of Trustees concerning the Trust's and each Portfolio's investment activities.

                                            b) The Advisor shall, or shall cause
                           the respective Portfolio Advisor(s) to place orders for the execution of all portfolio transactions, in the name of the respective Portfolio and in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Advisor shall create and maintain (or cause the Portfolio Advisors to create and maintain) all necessary brokerage records for each Portfolio, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor (or Portfolio Advisor) for the periods and in the places required by Rule 31a-02 under the 1940 Act.

                                            c.    In    the    event    of   any
                           reorganization or other change in the Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Advisor shall give the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                                            d)  The   Advisor   shall  bear  its
                           expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Advisor.

                                            e) The Advisor will manage,  or will
                           cause the Portfolio Advisors to manage, the Portfolio Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3. EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Portfolio's auditor's; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Portfolios; (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or interests in the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of interest holders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; (x) the cost of preparing and printing share certificates; and (xi) interest on borrowed money, if any.

         4.       COMPENSATION OF THE ADVISOR.

                                            a) As compensation  for the services
                           rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor monthly a fee that is equal on an annual basis to that percentage of the average daily net assets of each Portfolio set forth on Schedule 1 attached hereto (and with respect to any future Portfolio, such percentage as the Trust and the Advisor may agree to from time to time). Such fee shall be computed and accrued daily. If the Advisor serves as investment advisor for less than the whole of any period specified in this Section 4a, the compensation to the Advisor shall be prorated. For purposes of calculating the Advisor's fee, the daily value of each Portfolio's net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Portfolio.










                                            b) The  Advisor  will  pay all  fees
                           owing to each Portfolio Advisor, and the Trust shall not be obligated to the Portfolio Advisors in any manner with respect to the compensation of such Portfolio Advisors.

                                            c) The Advisor reserves the right to
                           waive all or a part of its fee.

         5. ACTIVITIES OF THE ADVISOR. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

         6. USE OF NAMES. The Trust will not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Advisor will not use the name of the Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; except that the Advisor may use such name in any document which merely refers in accurate terms to the appointment of the Advisor hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

                  The Trustees of the Trust acknowledge that, in consideration of the Advisor's assumption of certain organization expenses of the Trust and of the various Portfolios, the Advisor has reserved for itself the rights to the name "Select Advisors Portfolios" (or any similar names) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

         7.       LIMITATION OF LIABILITY OF THE ADVISOR.

                           a. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any holder of an interest in any Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 7, the term "Advisor" shall include Touchstone Advisors, Inc. and/or any of its affiliates and the directors, officers and employees of Touchstone Advisors, Inc. and/or of its affiliates.










                           b. The Trust will indemnify the Advisor against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Advisor shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of the General Corporation Law of Ohio. The Advisor shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Advisor shall provide security in form and amount acceptable to the Trust for its undertaking; (b) the Trust is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the Trustees of the Trust, the members of which majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Advisor will ultimately be found to be entitled to indemnification.

         8. LIMITATION OF TRUST'S LIABILITY. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the holders of the interests in any Portfolio nor from any Trustee, officer, employee or agent of the Trust.

         9. FORCE MAJEURE. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.      RENEWAL, TERMINATION AND AMENDMENT.









                                            a) This Agreement  shall continue in
                           effect, unless sooner terminated as hereinafter provided, for a period of twelve months from the date hereof and it shall continue indefinitely thereafter as to each Portfolio, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the affected Portfolio or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                                            b) This  Agreement may be terminated
                           at any time, with respect to any Portfolio(s), without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Portfolio(s) upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust.

                                            c) This  Agreement may be amended at
                           any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of any Portfolio affected by such change. This Agreement shall terminate automatically in the event of its assignment.

                                            d)    The    terms     "assignment,"
                           "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions, in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered inn their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Declaration of Trust, dated as of February 7, 1994, the obligations of this Agreement are not binding upon any of the Trustees or interestholders of the Trust individually, but bind only the Trust estate.

                                       SELECT ADVISORS PORTFOLIOS


                                       By ________________________________
                                          Edward G. Harness, Jr., President
Attest:


---------------------------

                                       TOUCHSTONE ADVISORS, INC.



                                       By ________________________________
                                          Jill T. McGruder, Vice President
Attest:


---------------------------











                                 AMENDMENT NO. 1
                          INVESTMENT ADVISORY AGREEMENT


         This Amendment No. 1 to Investment Advisory Agreement is dated as of May 1, 1997 and amends the Investment Advisory Agreement (the "Advisory Agreement") dated September 9, 1994 made by and between Touchstone Advisors, Inc., an Ohio corporation (the "Advisor"), and Select Advisors Portfolios, a New York master trust created pursuant to a Declaration of Trust dated February 7, 1994 (the "Trust").

         WHEREAS, the Advisor acts as investment advisor to the Trust pursuant to the Advisory Agreement; and in such capacity the Advisor has engaged separate portfolio advisors for each of the Trust's portfolios; and

         WHEREAS, the Trust, by its Board of Trustees, has taken action to terminate the Trust's Municipal Bond Portfolio and the Portfolio Advisory Agreement, dated September 9, 1994, presently in effect between the Advisor and Neuberger & Berman, Portfolio Advisor to such portfolio, each as of the close of business on April 30, 1997; and

         WHEREAS, such Board of Trustees also has taken action to terminate Portfolio Advisory Agreements presently in effect between the Advisor and Harbor Capital Management Company, Inc. ("Harbor Capital") and Morgan Grenfell Capital Management, Inc. ("Morgan Grenfell"), each such Portfolio Advisory Agreement being dated as of September 9, 1994; and

         WHEREAS, such Board of Trustees also has taken action to enter into a Portfolio Advisory Agreement with Op Cap Advisors, a subsidiary of Oppenheimer Capital, a registered investment advisor, under which Op Cap Advisors will act as Portfolio Advisor to the Trust's Balanced Portfolio, replacing Harbor Capital and Morgan Grenfell; and

         WHEREAS, the advisory fees to be paid to Op Cap Advisors under such Portfolio Advisory Agreement will be higher than the fees currently being paid to Harbor Capital and Morgan Grenfell under their Portfolio Advisor Agreements; and

         WHEREAS, the trust is agreeable to an increase in the fees being paid under the Advisory Agreement sufficient to offset the increase in fees to be paid to Op Cap Advisors, having found that such increased fees are comparable to the average fees being paid to advisors of balanced portfolios generally.

         NOW, THEREFORE, Schedule 1 to the Advisory Agreement is hereby amended, effective as of the close of business on April 30, 1997, to read as set forth in Exhibit A to this Amendment, the only changes in such Schedule being an increase in the advisory fees to be paid by the Balanced Portfolio, from 0.70% to 0.80% of average daily net assets, and the deletion of the Municipal Bond Portfolio.










         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered in their names and on their behalf as of the day and year first above written.


                                           SELECT ADVISORS PORTFOLIO




                                           By:_________________________________
                                              Edward G. Harness, Jr., President

TOUCHSTONE ADVISORS INC.




By:____________________________________








                                                                  Exhibit A to
                                                    Amendment No 1 to Advisory
                                                    Agreement

SCHEDULE  1






Emerging Growth Portfolio                   0.80%

International Equity Portfolio              0.95%

Growth & Income Portfolio                   0.75%

Growth & Income Portfolio II                0.75%

Balanced Portfolio                          0.80%

Income Opportunity                          0.65%

Bond Portfolio                              0.55%

Bond Portfolio II                           0.55%




0103544.05



                           TOUCHSTONE BALANCED FUND A
                 (A SEPARATE SERIES OF SELECT ADVISORS TRUST A)
                                       AND
                           TOUCHSTONE BALANCED FUND C
                 (A SEPARATE SERIES OF SELECT ADVISORS TRUST C)
             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
        SELECT ADVISORS TRUST A AND SELECT ADVISORS TRUST C, RESPECTIVELY

         The undersigned appoints Edward G. Harness, Jr. and Edward S. Heenan and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Meeting of Shareholders of the Touchstone Balanced Fund A ( a separate series of Select Advisors Trust A (a "Trust")) and Touchstone Balanced Fund C (a separate series of Select Advisors Trust C (a "Trust")) to be held at 10:00 a.m. on April 23, 1997 at the offices of the Trusts, 311 Pike Street, Cincinnati, Ohio, and at any adjournment thereof. If a proxy is not received from a particular shareholder, then the votes attributable to him or her will be allocated in the same ratio as votes for which instructions have been received.
--------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW.

THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

1.     Approval of  New  Portfolio      FOR  o       AGAINST  o      ABSTAIN  o
       Advisory  Agreement between
       Touchstone  Advisors,  Inc.
       and  OpCap   Advisors   and
       Amendment   to   Investment
       Advisory  Agreement between
       Select Advisors Portfolios,
       on  behalf of the  Balanced
       Portfolio,  and  Touchstone
       Advisors, Inc.


2.     In their discretion, to act      FOR  o       AGAINST  o      ABSTAIN  o
       upon such other matters  as
       may  properly  come  before
       the  meeting.

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED:


PLEASE VOTE,  DATE,  SIGN EXACTLY      NOTE:  THE   UNDERSIGNED   HEREBY
AS YOUR NAME APPEARS  BELOW,  AND             ACKNOWLEDGES   RECEIPT  OF
RETURN THIS FORM IN THE  ENCLOSED             THE NOTICE OF MEETING  AND
SELF-ADDRESSED ENVELOPE.                      PROXY     STATEMENT    AND
                                              REVOKES      ANY     PROXY
                                              HERETOFORE    GIVEN   WITH
                                              RESPECT   TO   THE   VOTES
                                              COVERED BY THIS PROXY.

                                              Dated:  ___________________, 1997

                                              ------------------------------
                                              Signature
                                              ------------------------------
                                              Signature If Jointly Held